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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 3, 1999


                             Brio Technology, Inc.
            (Exact name of registrant as specified in its charter)

                                   000-23997
                           (Commission File Number)

Delaware                                    77-0210797
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation)


                            3430 West Bayshore Road
                             Palo Alto, CA  94303
            (Address of principal executive offices, with zip code)

                                (650) 856-8000
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     August 3, 1999, Brio Technology, Inc. completed its acquisition of SQRIBE Technologies Corp. A copy of the press release is included herein as Exhibit
99.1 and is incorporated by reference into this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits:

          99.1 Brio Technology, Inc. News Release dated August 3, 1999

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Brio Technology, Inc.



Date:  August 4, 1999             By: /s/ Yorgen H. Edholm
                                      ________________________________________
                                      Yorgen H. Edholm,
                                      President, Chief Executive Officer and
                                      Chairman of the Board of Directors

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